Exhibit 10.9

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AMENDMENT

TO CLINICAL RESEARCH SERVICES AGREEMENT

Contract Partners:	Alchemia Oncology Pty Ltd, incorporated in Australia, having its principal place of business at 31 Hi-Tech Court, Brisbane Technology Court, Eight Mile Plains, Queensland, Australia (“Sponsor”) and

PSI CRO AG, incorporated in Switzerland, having its registered place of business at Baarerstrasse 113a, 6300, Zug (“PSI”)

Study Code:	ACO-002

Amendment Number:	1

Amendment Date:	February 17, 2012

The purpose of this Amendment #1 (“Amendment”) is to revise the scope of PSI services as agreed to in the original Clinical Research Services Agreement dated June 25, 2010 (“Agreement”).

NOW, THEREFORE, the parties agree as follows:

1.	The Study Protocol referred to in Appendix Ito the Agreement is hereby annulled and replaced by the Study Protocol referred to in Appendix I to this Amendment.

2.	Study Specifications, Study Timelines, and List of Responsibilities as shown in Appendices II.A, II.B and II.C to Agreement are hereby annulled and replaced by the Study Specifications, Study Timelines, and List of Responsibilities attached hereto as Appendices II.A, II.B and II.C and incorporated herein.

3.	PSI Services and Pass-Through Budget as shown in AppendiX III to Agreement is hereby annulled and replaced by the PSI Services and Pass-Through Budget attached hereto as Appendix III and incorporated herein.

4.	PSI Fees: Payment Schedule as shown in AppendiX VI to Agreement is hereby annulled and replaced by the PSI Fees: Payment Schedule attached hereto as Appendix VI and incorporated herein.

5.	Section VI.C of the Agreement is hereby annulled and replaced with amended term as follows:

For the purposes of this Agreement, Key Personnel are:

Project Manager – [***]

Co-Project Manager – [***]

Medical Monitor – [***]

6.	Section V.A.2 of the Agreement is hereby amended as follows:

The amount of the Post-Recruitment Services pass-through Retainer is amended and is now equal to [***], which represents [***] of the estimated Pass-though Budget for the services that are Post-Recruitment Services as set out in Appendix III to this Amendment

7.	Section V.A.4 of the Agreement is hereby amended as follows:

The amount of the Post-Recruitment Services 3-rd party vendor advance payment is amended and is now equal to [***], which represents [***] of the estimated total budget for 3rd party vendor services that are Post-Recruitment Services as set forth in the Pass-through Budget set forth in Appendix Ill to this Amendment.

The Agreement, as amended by this Amendment #1, shall remain valid and continue in full force and effect in accordance with its terms after signing of this Amendment.

IN WITNESS WHEREOF, Sponsor and PSI have executed this Amendment #1 to indicate their agreement with respect to the provision of services by PSI as described in this Amendment.

ACCEPTED AND AGREED:

PSI CRO AG		Alchemia Oncology Pty Ltd

Signed:	/s/ Nick Sinackevich	Signed:	/s/ Charles Walker

Date:		Date:

Name:	Nick Sinackevich	Name:	Charles Walker

Title:	President	Title:	Director

Signed:

Date:

Name:

Title:

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Appendix I

Study Protocol

Clinical Trail Protocol ACO-002. Date: 30 November 2010. Version 02

STUDY SPECIFICATIONS

WORKSHEET

STUDY PROTOCOL: ACO-002

PREPARED FOR ALCHEMIA ONCOLOGY PTY. LTD.

06 DECEMBER 2011

Appendix II

A. Study Specifications

STUDY SPECIFICATIONS
Study Title	ACO-002 “Randomized double-blind Phase III trial of FOLF (HA)ir vs FOLFIRI for second or third line therapy in irinotecan-naïve patients with metastatic colorectal cancer”

Services Required	Full-service • [***] • Supply of study drug to sites in [***] will be managed by Alchemia

Number of Patients Screened	468

Number of Patients Randomized	390 (368 + 22 in Australia)

Number of Patients Completed	339

Participating Countries and Site Distribution	[***]

Number of Sites	60
STUDY DURATION:
- Enrolment Period	[***]

- Treatment and Follow-up Phase	18 months after LPI
TOTAL STUDY DURATION PER PATIENT	18-35 months
Number of Investigators’ Meetings (specify location and number of days)	1 global IM (EU location) + 3 local IMs for pharmacisits [***]

Number of Study Protocol Amendments	1

Number of Sites Identified	75 (69 + 6 in Australia)

Number of Pre-Study Site Evaluation Visits	67 (61 + 6 in Australia)

Number of Site Initiation Visits	[***]

Interim Monitoring Frequency and Number of Site Interim Monitoring Visits	[***] [***]

Number of Site Close-Out Visits	[***]

Number of Unblinded Monitoring Visits	[***] Assuming Baxter contracted by Alchemia prepares IMP and comparator for [***] Unblinded monitoring visits in Australia to be covered by [***] budget

Anticipated Number of SAEs	340

Anticipated Number of CIOMS/SUSAR Reports	0.2 per patient (late stage of development)

Third-Party Vendors to be contracted by Client	Central imaging facility; DSMB; Central drug depot in EU for HA importation/QP release and preparation of clinical trial kits; Drug depot for study drug distribution; Baxter for IMP preparation in the UK, independent statistician, IMP testing lab, central lab for PK/CD44

Third-Party Vendors to be contracted by PSI	EDC, IVRS, Central Lab (safety, storage of PK samples, UGT, CD44 (slides preparation) and KRAS/BRAF), Central ECG

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Reader, drug depots in Serbia and Poland, [***]; off-site archive in Poland; courier service for compounded IMP shipments to Australia

Number of Site Audits by Client	None assumed

Number of Site Audits by PSI	2 sites

Number of Kick-off Meetings (specify location and number of days)	1 one-day meeting at PSI days)

Number of Client Meetings (specify location and number of days)	1 at PSI, 1 at Alchemia

Frequency of Conference Calls with Client	[***]

Frequency of PSI Internal Project Team Meetings	[***]

Purchase Medications and/or Supplies	PSI to purchase medications for the FOLFIRI scheme. This includes 5-FU and Leucovorin + rescue for the treatment of febrile neutropenia and study supplies for the CEE sites (excluding Australia and UK). Shakers for study drug preparation and IV pumps to be provided by Alchemia. PSI to purchase/compensate costs of infusion pumps in [***].

SOPs to be Used	[***]
DATA MANAGEMENT	PSI (CDISC items will be prepared based on the following guidelines: SDTM IG 3.1.2, SDTM model 1.2, ADaM IG 1.0)
Data Management Systems	[***]

Data Management Specifications to be Used	PSI

CRF Type (Paper or EDC)	EDC

Number of Unique CRF Pages Per Patient	31

Total number of CRF Pages Per Patient	131

Number of CRF Queries Per Patient	20% of total CRF size

Number of Non-CRF pages per Patient	NA

Number of AEs per Patient	10

Number of CMs per Patient	12

Dictionaries to be Used for Coding	MedDRA, WHO Drug Dictionary

Number of External Data Sources (specify types)	Central Lab, IVRS, ECG, Medical Imaging, PK/PG

Number of External Data Transfers to PSI	Monthly from central lab and ECG reader, two transfers from IVRS and 4 from Medical Imaging

Number of Data Transfers to Client	2 initial transfers and transfers every 6 months for DSMB, plus final transfer
STATISTICS AND CLINICAL STUDY REPORT	(CDISC items will be prepared based on the following guidelines: ADaM model 2.1)
Number of Statistical Analysis	1

Number of Statistical Reports	1

Number of Tables, Listings, Graphs	35 tables, 15-20 listings, 5 figures

Number of Clinical Study Reports	1 draft and 1 final

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Appendix II

B. Study Timelines

STUDY TIMELINES
Final Approved Study Protocol and IB	End May 2010

Study Setup	[***]

Enrollment Period	[***]

Treatment and Follow-Up	[***]

Database lock	[***]

Integrated Final Report to Alchemia	[***]
TOTAL STUDY DURATION	57 months

Appendix II

C. List of Responsibilities

List of Responsibilities

A = Pre-recruitment

B = Post-recruitment

LIST OF RESPONSIBILITIES

A = Pre-recruitment

B = Post-recruitment

	Client	PSI	NA	Pre/Post Rcrtmnt
A. STUDY DOCUMENTS DESIGN & TRANSLATION
ENTIRE SECTION	☐	☐	☐
Develop Study Protocol and Protocol Amendments	☒	☐	☐	A
Develop Patient Informed Consent	☐	☒	☐	A
Develop Patient Informed Consent for Sub-Study	☐	☒	☐	A
Develop Investigators Brochure	☒	☐	☐	A
Develop CRF	☐	☒	☐	A
Develop CRF completion guidelines	☐	☒	☐	A
Develop Monitoring guidelines	☐	☒	☐	A
Develop other documents (specify documents): Pharmacy Manual(s)	☐	☒	☐	A
Translate documents:	☐	☐	☐	A
a. Study Protocol	☐	☒	☐	A
b. Patient Information (translation and back-translation)	☐	☒	☐	A
c. Other documents required for regulatory submissions	☐	☒	☐	A
B. STUDY SET-UP & INITIATION ([***], CONTRACTED BY PSI)	☐	☐	☐
ENTIRE SECTION	☐	☐	☐
Provide PSI with all documents necessary for IMPD preparation	☒	☐	☐	A
Compile IMPD	☐	☒	☐	A
Provide PSI with all documents necessary for regulatory submission	☒	☐	☐	A
Perform preparation and submission to regulatory authorities	☐	☒	☐	A
Perform preparation and submission to ethics authorities	☐	☒	☐	A
Administer regulatory committees review fees	☐	☒	☐	A
Administer ethics committees review fees	☐	☒	☐	A
Provide EU legal representation	☐	☒	☐	A
Obtain local patient and civil liability insurance (PSI – for Russia and Serbia)	☒	☒	☐	A
Sign confidentiality agreements with candidate sites	☐	☒	☐	A
Perform investigator identification and feasibility assessment	☐	☒	☐	A
Approve selected investigators	☒	☐	☐	A
Assemble Investigator Site File	☐	☒	☐	A
Distribute Investigator Site File to sites	☐	☒	☐	A
Distribute Study Protocol to sites	☐	☒	☐	A

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

	Client	PSI	NA	Pre/Post Rcrtmnt
Distribute Investigator’s Brochure to sites	☐	☒	☐	A
Perform pre-study site evaluation visits	☐	☒	☐	A
Develop regulatory compliance binders	☐	☒	☐	A
Approve sites for regulatory compliance (excluding Australian sites)	☒	☒	☐	A
Perform site initiation visits and IMP preparation training visits to sites in Russia, Ukraine and Serbia	☐	☒	☐	B
Set up Trial Master File	☐	☒	☐	A
CRA Training	☐	☒	☐	A
GMP training for Pharmacists (by PSI) and IMP preparation training for PSI CRAs (by Alchemia)	☒	☒	☐	B
Kick-off Meeting	☒	☒	☐	B
Investigators Meeting:				B
a. Meeting arrangements	☐	☒	☐	B
b. Attendance	☒	☒	☐	B
c. Presentation	☒	☒	☐	B
d. Minutes	☐	☒	☐	B
C. INVESTIGATOR GRANT ADMINISTRATION ([***], CONTRACTED BY PSI)
ENTIRE SECTION	☐	☒	☐
Investigator/hospital grant negotiation	☐	☐	☐	A
Investigator/hospital agreement preparation	☐	☐	☐	A
Investigator/hospital agreements signature	☐	☐	☐	A
Investigators/hospital payments administration	☐	☐	☐	B
D. VENDORS MANAGEMENT
ENTIRE SECTION	☐	☐	☐
[***] (Regulatory services – by Alchemia, other – by PSI)	☒	☒	☐	A
Central Imaging	☒	☐	☐	A
DSMB	☒	☐	☐	B
Central labs selection/contracting/management (ACM)	☐	☒	☐	A,B
Central ECG lab selection/contracting/management	☐	☒	☐	A,B
IVRS provider selection/contracting/management	☐	☒	☐	A,B
EDC Provider selection/contracting/management	☐	☒	☐	A,B
PK lab selection/contracting/management (PK samples will be sent for storage to the central safety lab, contracted by PSI)	☒	☐	☐	A,B
IMP testing lab	☒	☐	☐	A,B
Drug destruction vendor selection/contracting/management (PSI – for destruction of used 5- FU, LV, conmeds for sites in Russia, Ukraine, Serbia and Bulgaria)	☒	☒	☐	B
Drug depot/suppliers (PSI – 5-FU, LV, conmeds in Serbia and Poland)	☒	☒	☐	A,B

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

	Client	PSI	NA	Pre/Post Rcrtmnt
Pharmacogenomics lab selection/contracting/management	☐	☒	☐	A,B
Off-site archive in Poland, courier service for retain samples shipment	☐	☒	☐	A,B
E. STUDY SUPPLIES HANDLING (STUDY DRUG DISTRIBUTION WILL BE CONDUCTED CENTRALLY BY CLIENT FOR UK, AUSTRALIA, POLAND, BULGARIA)
ENTIRE SECTION	☐	☐	☐
Obtain import/export licenses for IMP and study supplies (where applicable, except Australia)	☐	☒	☐	A
Ship study drug to PSI Drug Depots in Russia, Ukraine and to sites in Serbia	☒	☐	☐	A
Label study drug	☒	☐	☐	A
Obtain customs clearance of study drug	☐	☒	☐	A,B
Distribute study drug to sites:
a. Ambient (PSI in Russia and Ukraine)	☒	☒	☐	B
b. Refrigerated 2-8 degrees Celsius (to sites in Poland and Bulgaria)	☒	☐	☐	B
c. Frozen (-20) - (-40) degrees Celsius	☐	☐	☒	B
Monitor study drug shipment temperature using:				B
a. Temperature recorders (PSI in Russia and Ukraine)	☒	☒	☐	B
b. Warm/cold markers	☐	☐	☒	B
Interim storage of study drug:				A,B
a. Ambient (PSI in Russia and Ukraine)	☒	☒	☐	A,B
b. Refrigerated 2-8 degrees Celsius	☐	☐	☒	A,B
c. Frozen (-20) - (-40) degrees Celsius (retain samples in Russia and Ukraine)	☐	☒	☐	A,B
d. Other conditions (specify conditions)	☐	☐	☒	A,B
Retrieval and accountability of unused study drug from sites (PSI in Russia and Ukraine)	☒	☒	☐	B
Return of unused study drug to client	☐	☐	☒	B
Destruction of unused study drug (PSI in Russia, Ukraine, Serbia and Bulgaria)	☒	☒	☐	B
Obtain customs clearance of study supplies other than study drug (e.g. CRFs, comparators, study documents, lab kits)	☐	☒	☐	A,B
Distribute study supplies other than study drug to sites:				B
a. Ambient	☐	☒	☐	B
b. Refrigerated 2-8 degrees Celsius	☐	☒	☐	B
c. Frozen (-20) - (-40) degrees Celsius	☐	☐	☐	B
d. Other conditions (specify conditions):	☐	☐	☐	B
Monitor shipment of study supplies other than study drug to sites using				B
a. Temperature recorders	☒	☐	☐	B
b. Warm/cold markers	☐	☐	☒	B

	Client	PSI	NA	Pre/Post Rcrtmnt
Interim storage of study supplies other than study drug:				A,B
a. Ambient	☐	☒	☐	A.B
b. Refrigerated 2-8 degrees Celsius	☐	☒	☐	A,B
c. Frozen (-20) - (-40) degrees Celsius	☐	☐	☒	A,B
d. Other conditions (specify conditions):	☐	☐	☒	A,B
Retrieval and accountability of study supplies other than study drug from sites	☐	☒	☐	B
Return of unused study supplies other than study drug from sites to client	☐	☐	☒	B
Destruction of unused study supplies other than study drug (at sites or subcontractor)	☐	☒	☐	B
Purchase concomitant/rescue medications/supplies	☐	☒	☐	A
F. STUDY MONITORING ([***], CONTRACTED BY PSI)
ENTIRE SECTION	☐	☒	☐	B
Perform interim monitoring site visits (blinded and unblinded)	☐	☐	☐	B
Verify 100% of source documentation	☐	☐	☐	B
Perform site close-out visits	☐	☐	☐	B
Provide site visit reports	☐	☐	☐	B
Maintain telephone contact with sites	☐	☐	☐	B
Third party vendor/s assistance	☐	☐	☐	B
Resolve data queries with sites	☐	☐	☐	B
Maintain study documentation and correspondence	☐	☐	☐	B
G. SAFETY MANAGEMENT & MEDICAL MONITORING
ENTIRE SECTION	☐	☒	☐
Develop Safety Management Plan	☐	☐	☐	A
Development and Maintenance of Safety Database (Clintrace)	☐	☐	☐	A
Clintrace Custom Report Programming, Generation, and QC	☐	☐	☐	A
Collection, Review, and Follow-up of Reports	☐	☐	☐	B
Setup/Maintenance of SAE Files	☐	☐	☐	A
Expedited Reporting to Regulatory Authorities (excluding Australia and FDA)	☐	☐	☐	B
Investigator Alert Letters preparation	☐	☐	☐	B
EMEA Eudravigilance Registration and Testing	☐	☐	☐	A
Analysis of Similar Events	☐	☐	☐	B
AE/SAE Reconciliation	☐	☐	☐	B
Annual Safety Report (ASR)	☐	☐	☐	B
Medical Participation in Project Data Review/Document Production	☐	☐	☐	B
Medical Interactions with Site Clinical Staff	☐	☐	☐	B
Medical Review of Safety-related Project Events	☐	☐	☐	B

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

	Client	PSI	NA	Pre/Post Rcrtmnt
Provide Medical Oversight to the Project Teams	☐	☐	☐	B
Medical consultation with Alchemia	☐	☐	☐	B
Medical Review of patient eligibility	☐	☐	☐	B
Medical communication/consultation with sites	☐	☐	☐	B
SAE Reporting Procedure and Database Set-up	☐	☐	☐	A
Receipt & Review of Initial SAE Report from Site	☐	☐	☐	B
Entering SAE into Database	☐	☐	☐	B
Writing SAE Narrative	☐	☐	☐	B
Expectedness Judgment for SAE & Regulatory Reporting Assessment	☐	☐	☐	B
Preparing and Submitting IND Safety Reports	☐	☐	☐	B
Preparing and Submitting Annual Report in EU to Competent Authority (including safety update)	☐	☐	☐	B
Reporting Expedited SAEs to Regulatory Authorities (excluding Australia)	☐	☐	☐	B
Reporting Expedited SAEs to Investigators and EC / IRBs (excluding Australia)	☐	☐	☐	B
Ongoing SAE File Maintenance	☐	☐	☐	B
H. PROJECT MANAGEMENT
ENTIRE SECTION	☐	☐	☐
Maintain communication with client and Novotech (phone, written)	☐	☒	☐	A,B
Conference calls with client and Novotech	☒	☒	☐	A,B
Internal project team meetings/calls	☐	☒	☐	A,B
Client meetings	☒	☒	☐	B
Access to PSI Project Tracker	☐	☐	☒	A,B
I. STATISTICS
ENTIRE SECTION	☐	☒	☐
Statistical Setup	☐	☐	☐	B
Statistical Requirements Document	☐	☐	☐	B
SAP - 1st Draft	☒	☐	☐	B
SAP TLF Shells	☐	☐	☐	B
SAP Revisions and Quality Control	☐	☐	☐	B
Derived Data Programming	☐	☐	☐	B
Statistical QC of Database	☐	☐	☐	B
Tables Programming	☐	☐	☐	B
Listings Programming	☐	☐	☐	B
Figures & Graphs Programming	☐	☐	☐	B
Validation/QC of Tables	☐	☐	☐	B

	Client	PSI	NA	Pre/Post Rcrtmnt
Validation/QC of Listings	☐	☐	☐	B
Validation/QC of Figures/Graphs	☐	☐	☐	B
Validation/QC of Derived Data	☐	☐	☐	B
Interim Analysis Production and QC	☐	☐	☐	B
Final Statistical Analysis Production and QC	☐	☐	☐	B
Final Statistical Documentation	☐	☐	☐	B
Biostatistics Overall Supervision	☐	☐	☐	B
J CLINICAL STUDY REPORT (CSR)
ENTIRE SECTION	☐	☐	☐
Develop draft CSR	☐	☒	☐	B
Review draft CSR, provide comments	☒	☒	☐	B
Develop final CSR	☒	☒	☐	B
Approve final CSR	☒	☐	☐	B
K. DSMB MANAGEMENT
ENTIRE SECTION	☐	☐	☐
Develop DSMB charter	☒	☐	☐	A
Review and approve DSMB charter	☒	☒	☐	A
Select and contract DSMB members	☒	☐	☐	A
Administrate payments to DSMB members	☒	☐	☐	B
Organize DSMB meetings/teleconferences	☒	☐	☐	B
Provide safety listings for DSMB meetings	☒	☐	☐	B
L QUALITY ASSURANCE	☐	☐	☐
ENTIRE SECTION	☐	☐	☐
Perform site audit and provide audit report	☐	☒	☐	B
Perform study database audit and provide audit report	☐	☐	☒	B
Perform TMF audit and provide audit report	☐	☐	☒	B
Other services (specify services): Audit of Novotech	☐	☒	☐	B

	Client	PSI	EDC vendor	NA	Pre/Post Rcrtmnt
M. DATA MANAGEMENT
ENTIRE SECTION	☐	☐	☐	☐
Develop DM guidelines (DM plan)	☐	☒	☐	☐	A
Develop study database structure (Define.xml)	☐	☒	☐	☐	A
Develop/review e-CRF	☐	☒	☒	☐	A
Approve e-CRF	☒	☒	☐	☐	A
Develop e-CRF Completion Guidelines	☐	☒	☐	☐	A
Perform e-CRF User Acceptance testing	☐	☒	☐	☐	A
Develop edit checks specifications	☐	☐	☒	☐	A
Review and approve edit checks specifications	☒	☒	☐	☐	A
Perform automated data validation checks programming and validation	☐	☐	☒	☐	A
Develop EDT (electronic data transfer) specifications	☐	☒	☐	☐	A
Develop integration specifications	☐	☒	☐	☐	A
Import coding dictionaries	☐	☐	☒	☐	A
Investigate and resolve data discrepancies	☐	☒	☐	☐	B
Review all closed queries on an ongoing basis	☐	☒	☐	☐	B
Code Medications, and Adverse Events	☐	☒	☐	☐	B
Perform QC of coded terms	☐	☒	☐	☐	B
Develop specifications for medical eCRF review	☐	☒	☐	☐	A
Perform CRF medical review	☐	☒	☐	☐	B
Integrate and maintain lab normal ranges for local laboratories	☐	☒	☐	☐	B
Import external data (central lab, reviewer, etc)	☐	☒	☐	☐	B
Reconcile external data (central lab, reviewer, etc)	☐	☒	☒	☐	B
Perform SAE reconciliation	☐	☒	☐	☐	B
Perform database QC	☐	☒	☒	☐	B
Transfer interim study database to client (SAS format)	☐	☒	☐	☐	B
Lock study database	☐	☒	☒	☐	B
Transfer final database to client (CDISC, SAS format)	☐	☒	☒	☐	B
Other services (specify services):	☐	☐	☐	☒	B

Appendix III

PSI Service Budget

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5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

PCRS Review by Lisa Guttman 17Feb2012

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

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[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

CONFIDENTIAL	Alchemia Oncology Pty Ltd

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

5/03/2012 2:33 PM	PSI Budget Evolution Comparison Alchemia_ACO002_PSI budgets_Feb 2012 LG Comparison for Alchemia

FEB 17, 2012 BUDGET (ONLY MISSING A FEW VENDOR BUDGETS. 5% DISCOUNT APPLIED)

[***]

Total Fees budget	$8,900,977

Total pass through	$14,741,554

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL	Alchemia Oncology Pty Ltd

Appendix IV

PSI Fees: Payment Schedule

	Milestone Cost*		%	Anticipated date
USD
LOI and LOI extension payments (paid)	[***]	[***]	[***]	[***]
Contract Signature (paid)	[***]	[***]	[***]	[***]
Payment on 01-Sep-2010 (paid)	[***]	[***]	[***]	[***]
First site Initiated (paid)	[***]	[***]	[***]	[***]
Total accrued April 2011 - October 2011 (paid)	[***]	[***]	[***]	[***]
FPI (invoiced)	[***]	[***]	[***]	[***]
50% Sites initiated (invoiced)	[***]	[***]	[***]	[***]
Upon signature of Amendment #1	[***]	[***]	[***]	[***]
All sites initiated	[***]	[***]	[***]	[***]
20% Patients In	[***]	[***]	[***]	[***]
40% Patients In	[***]	[***]	[***]	[***]
60% Patients In	[***]	[***]	[***]	[***]
80% Patients In	[***]	[***]	[***]	[***]
100% Patients In (LPI)	[***]	[***]	[***]	[***]
20% Patients off treatment	[***]	[***]	[***]	[***]
40% Patients off treatment	[***]	[***]	[***]	[***]
60% Patients off treatment	[***]	[***]	[***]	[***]
80% Patients off treatment	[***]	[***]	[***]	[***]
100% Patients off study	[***]	[***]	[***]	[***]
Last Query Resolved	[***]	[***]	[***]	[***]
DBL	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Total	[***]		100.00%

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT